UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2009


                             DENARII RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      333-135354               98-0491567
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)


                               502 E. John Street
                            Carson City, Nevada 89706
                    (Address of principal executive offices)


                                 (352) 361-1659
                        (Telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 25, 2009, the Company entered into an agreement with Maria Ines Moraga Latapiat (the "Seller") to acquire the rights to Coal Concessions located in Lota Bay, Chile. Under the terms of the agreement, the Company will issue 10,000,000 shares of the common stock of the Company to the Seller as consideration for the rights to the Concessions. The closing of the agreement is on or before October 31, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

10.1 Asset Purchase Agreement dated September 25, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DENARII RESOURCES INC.


Date: October 1, 2009                      /s/ Stuart Carnie
                                           -------------------------------------
                                           STUART CARNIE, President and Director

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